UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 14, 2018

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On August 14, 2018, GoDaddy Inc. (the "Company") issued a press release announcing the proposed sale of shares of its Class A common stock by the Company and certain selling stockholders. The offering is being made pursuant to the Company’s automatically effective shelf registration statement on Form S-3 (Registration No. 333-210589), including the prospectus dated April 5, 2016 contained therein. A copy of the press release is attached hereto as Exhibit 99.1.
The Company expects to receive net proceeds of $0.6 million from this offering. The Company anticipates using the net proceeds from the sale of the Company’s Class A common stock to pay the transaction expenses incurred by the Company in connection with this offering and the remaining proceeds, if any, will be used for general corporate purposes. The Company will not receive any proceeds from the sale of the shares to be offered by the selling stockholders.
Selling Stockholders
The following table sets forth information regarding the beneficial ownership of shares of the Company’s Class A common stock as of June 30, 2018 by each selling stockholder in the offering.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including those shares of the Company’s Class A common stock issuable upon exchange of LLC Units (together with corresponding shares of the Company’s Class B common stock) on a one-for-one basis, subject to the terms of the Company’s exchange agreement. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the entity named in the table below has sole voting and investment power with respect to all shares of common stock that the entity beneficially owns.
The table below is based on 158,098,444 shares of the Company’s Class A common stock outstanding (or 172,004,048 shares outstanding, assuming exchange of all outstanding LLC Units (together with corresponding shares of the Company’s Class B common stock)) as of June 30, 2018. The number of shares of the Company’s Class A common stock and percentage of beneficial ownership after the offering set forth below are based on shares of the Company’s Class A common stock outstanding immediately after the offering and gives effect to the sale by us of 8,000 shares of our Class A common stock and the sale by the selling stockholders of 10,390,942 shares of the Company’s Class A common stock and includes shares of the Company’s Class A common stock issuable upon exchange of LLC Units (together with the corresponding shares of the Company’s Class B common stock) on a one-for-one basis.

	Class A Common Stock Beneficially Owned Prior to the Offering		Class A Comon Stock Being Offered	Class A Common Stock Beneficially Owned After the Offering
Name of Selling Stockholder	Number	%		Number	%

Entities Affiliated with KKR(1)	6,868,908	4.0%	3,500,000	3,368,908	2.0%
Entities Affiliated with Silver Lake(2)	8,312,908	7.8%	3,000,000	5,312,908	3.1%
YAM Special Holdings, Inc.(3)	3,890,942	2.3%	3,890,942	—	—%

(1)
KKR Partners III, L.P., or KKR Partners III, holds (i) 36,864 shares of the Company’s Class A common stock and (ii) 312,562 shares of the Company’s Class B common stock. KKR 2006 Fund (GDG) L.P., or KKR 2006 Fund, holds (i) 374,147 shares of the Company’s Class A common stock and (ii) 2,839,708 shares of the Company’s Class B common stock. GDG Co-Invest Blocker L.P., or GDG Co-Invest, holds 1,001,846 shares of the Company’s Class A common stock. KKR 2006 GDG Blocker L.P., or KKR 2006 GDG, holds 2,227,477 shares of the Company’s Class A common stock. OPERF Co-Investment LLC, or OPERF, holds (i) 8,050 shares of the Company’s Class A common stock and (ii) 68,254 shares of the Company’s Class B common stock. Each of KKR Associates 2006 AIV L.P., or KKR Associates 2006, (as the general partner of KKR 2006 Fund); GDG Co-Invest GP LLC (as the general partner of GDG Co-Invest); KKR 2006 AIV GP LLC (as the general partner of each of KKR Associates 2006 and KKR 2006 GDG and as the sole member of GDG Co-Invest GP LLC); KKR Management Holdings L.P. (as the designated member of KKR 2006 AIV GP LLC); KKR Management Holdings Corp. (as the general partner of KKR Management Holdings L.P.); KKR III GP LLC (as the sole general partner of KKR Partners III); KKR Associates 2006 L.P. (as the manager of OPERF); KKR 2006 GP LLC (as the general partner of KKR Associates 2006 L.P.); KKR Fund Holdings L.P. (as the designated member of KKR 2006 GP LLC); KKR Fund Holdings GP Limited (as a general partner of KKR Fund Holdings L.P.); KKR Group Holdings Corp. (as the sole shareholder of KKR Fund Holdings GP Limited, a general partner of KKR Fund Holdings L.P. and sole shareholder of KKR Management Holdings Corp.); KKR & Co. Inc. (as the sole shareholder of KKR Group Holdings Corp.); KKR Management LLC (as the controlling shareholder of KKR & Co. Inc.); and Messrs. Henry R. Kravis and George R. Roberts (as the designated members of KKR Management LLC and the managers of KKR III GP LLC) may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in the paragraph above in this footnote. The address of each of the entities and persons identified in this and the paragraph above, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, Suite 4200, New York, NY, 10019. The address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(2)
SLP GD Investors, LLC, or SLP GD, holds 4,572,240 shares of the Company’s Class B common stock. SLP III Kingdom Feeder I, L.P., or SLKF I, holds 3,740,668 shares of the Company’s Class A common stock. Each of Silver Lake Partners III DE (AIV IV), L.P., SLP III DE, (as the managing member of SLP GD); Silver Lake Technology Associates III, L.P., or SLTA III, (as the general partner of SLKF I and SLP III DE); SLTA III (GP), LLC, or SLTA GP, (as the general partner of SLTA III); and Silver Lake Group, LLC (as the managing member of SLTA GP); may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in the paragraph in this footnote. The address of each of the entities and persons identified in this footnote is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(3)
Robert Ralph Trust dtd 12/2/11 is the sole stockholder of YAM. Bob Parsons, the trustee of Robert Ralph Trust dtd 12/2/11, is deemed to have beneficial ownership and voting and investment power over the shares held by YAM. The address for YAM Special Holdings, Inc. is 15475 N. 84th Street, Scottsdale, Arizona 85260.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of GoDaddy Inc. Announcing Proposed Sale of Shares of Common Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	August 14, 2018	/s/ Nima J. Kelly
Nima J. Kelly
Executive Vice President & General Counsel